Exhibit 10-W-1

                   AMENDMENT TO 1998 LONG-TERM INCENTIVE PLAN
                   ------------------------------------------
                       (Effective as of January 1, 1999)

The following paragraph (d) is added to Article 6:

     "6. (d) Salaried Employee. Notwithstanding anything contained in the Plan to the contrary, the term 'salaried employee', for purposes of this
Article 6, shall be deemed to include any salaried employee of the Company or any other person designated by the Committee for an award under this
Article 6."